EXHIBIT 10.1

Independent Auditors’ Consent

The Supervisory Board

SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung:

      We consent to the incorporation by reference in the registration statement (Nos. 333-60399, 333-65083, 333-30380, 333-41762, 333-63496, 333-63464 and 333-102564) on Form S-8 of SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung and subsidiaries (“SAP AG”) of our report dated February 21, 2003, with respect to the consolidated balance sheet of SAP AG as of December 31, 2002 and the related consolidated statements of income, changes in shareholders’ equity and cash flows for the year ended December 31, 2002, and the related financial statement schedule, which report appears in the December 31, 2002, annual report on Form 20-F, as amended, of SAP AG.

      Our report refers to our audit of the disclosures added to revise the 2001 and 2000 consolidated financial statements, as more fully described in Note 14 to the consolidated financial statements and to our audit of the adjustments that were applied to the 2001 and 2000 consolidated financial statements, as more fully described in Note 21 to the consolidated financial statements. However, we were not engaged to audit, review, or apply any procedures to the 2001 and 2000 consolidated financial statements other than with respect to such disclosures and adjustments.

/s/ KPMG Deutsche Treuhand-Gesellschaft

Aktiengesellschaft Wirtschaftsprüfungsgesellschaft
Mannheim, Germany
April 14, 2003